Exhibit 10.7



                                  AGREEMENT FOR
                    THE PLEDGE OF THE PARTICIPATORY INTEREST
                                       IN
                               OOO ZAURALNEFTEGAZ





                            DATED 9th November, 2005



                                     BETWEEN


                             CASPIAN FINANCE LIMITED

                                       AND


                             ZAURALNEFTEGAZ LIMITED

             AGREEMENT FOR THE PLEDGE OF THE PARTICIPATORY INTEREST

9th November 2005

[London]

ZAURALNEFTEGAZ LIMITED, a company incorporated in England and Wales under company number 5525360 and whose registered office is at 18b Charles Street, London W1J 5DU, United Kingdom (hereinafter referred to as the "PLEDGOR"), and


CASPIAN FINANCE LIMITED, a company incorporated in England and Wales under company number 05530897 and whose registered office is at 3rd Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4AJ, United Kingdom (hereinafter referred to as the "PLEDGEE"), the Pledgor and the Pledgee may hereinafter be collectively referred to as the "Parties", or individually as a "Party"

                                  R E C I T A L
                                  -------------

WHEREAS pursuant to the Loan Agreement the Pledgee has agreed to make a loan facility in the amount of up to 6,859,395 (Six Million Eight Hundred Fifty-Nine Thousand Three Hundred Ninety-Five) US Dollars as the Commitment, available to and for the benefit of the Company;

WHEREAS as of the date hereof, the Pledgor is the lawful owner of the Participatory Interest, as these terms are defined in Article 1 below;

WHEREAS pursuant to a Guarantee of even date herewith (the "GUARANTEE") given by the Pledgor to the Pledgee, the Pledgor has agreed to guarantee the Company's obligations to the Pledgee under the Loan Agreement; and

WHEREAS The Pledgor has agreed to enter into this Agreement to secure its obligations to the Pledgee under the Guarantee.

NOW THEREFORE the Parties have entered into this Agreement on the terms and conditions that follow.

ARTICLE  1.  DEFINITIONS  AND  INTERPRETATIONS

1.1 Wherever used in this Agreement, unless otherwise defined, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

1.2  In  this  Agreement:

"AGREEMENT"  shall  mean  this  Agreement  for  the  pledge of the Participatory
Interest and all amendments and annexes hereto which form an integral part hereof;

"APPLICABLE LAW" shall mean the current legislation of the Russian Federation, including without limitation ordinances and statutes enacted pursuant thereto, as well as any and all applicable laws of the subject states and municipalities of the Russian Federation;

"BUSINESS DAY" shall mean any day except Saturdays, Sundays and state or public holidays of the Russian Federation and the United Kingdom;

"COMPANY" means OOO Zauralneftegaz, a limited liability company incorporated under the laws of the Russian Federation under the main state registration number (ORGN) 1024500513950, located at 27 Lenin Street, Kurgan, 640000, Kurgan Oblast, Russian Federation;

"DOLLARS" or "USD" shall mean the lawful currency of the United States of America;

"ENCUMBRANCE" shall mean any pledge, agreement or arrangement for security of any kind or rights of third parties in relation to the Participatory Interest, except for the Pledge hereunder;

"EVENT OF DEFAULT" shall mean any event of default in regard of the Obligations under the Loan Agreement;

"LOAN AGREEMENT" shall mean the Loan Agreement entered into between the Pledgor and the Company of even date herewith for the amount of up to 6,859,395 (Six Million Eight Hundred Fifty-Nine Thousand Three Hundred Ninety-Five) US Dollars for a term period and at an interest rate set forth therein;

"OBLIGATIONS" means any type of indebtedness or other obligations of the Pledgor and/or the Company vis-a-vis the Pledgee arising out of and/or in connection with the Loan Agreement, the Guarantee and this Agreement, as more specifically described in this Agreement;

"PARTICIPATORY INTEREST" shall mean the 100% participatory interest in the charter capital of the Company with its nominal value of 10,000 Russian rubles owned by the Pledgor;

"PLEDGE" means the pledge of the Participatory Interest on the terms and conditions set forth in this Agreement;

"RUBLES"  OR "RUR" shall mean the lawful currency of the Russian Federation; and

"SECURITY PERIOD" shall mean the period commencing from the date of entry into force of this Agreement and terminating on the date when all the Obligations are fully and unconditionally discharged to the satisfaction of the Pledgee in accordance with the provisions of this Agreement and the Loan Agreement.

ARTICLE  2.  CREATION  OF  PLEDGE  AND  RIGHT  OF  PLEDGE

2.1. The Pledgor hereby transfers the Participatory Interest into the Pledge in favour of the Pledgee in order to secure the timely, full and unconditional discharge of the Obligations.

2.2 The Pledge of the Participatory Interest; applies to (i) the Participatory Interest; (ii) any proceeds, dividends, distributions or income (including, profit) deriving from the Participatory Interest; and (iii) any compensation, whether monetary or in-kind, deriving from the Participatory Interest, received due to the liquidation or reorganization of the Company, or for any other reason, and likewise any compensation received as the result of any alienation of the Participatory Interest, regardless of whether such alienation conforms to this Agreement.

2.3. The Pledgee shall have the right of pledge of the Participatory Interest from the execution of this Agreement.

2.4. The Pledge of the Participatory Interest under this Agreement shall remain in full force until the expiration of the Security Period.

ARTICLE  3. THE NATURE, AMOUNT AND TERM OF THE OBLIGATIONS SECURED BY THE PLEDGE

3.1 The Pledge created pursuant to this Agreement shall secure the discharge by the Pledgor of the following Obligations:

(a) discharge in full of the Pledgor's obligations under the Guarantee (as the same may be amended and supplemented from time to time) which includes the guarantee of the Company's obligations to the Pledgee under the Loan Agreement, including (i) repayment in full of the principal amount of 6,859,395 (Six Million Eight Hundred Fifty-Nine Thousand Three Hundred Ninety-Five) US Dollars; (ii) payment of the interest accrued thereon in the amount specified in the Loan Agreement; and (iii) other amounts that may become due and payable, including without limitation, further advances made thereunder, arrangement, refusal, early repayment and other fees, amounts owing to the Lender pursuant to the Loan Agreement;

(b) discharge in full of all obligations and liabilities owed by the Pledgor to the Pledgee that may arise under or in connection with this Agreement in accordance with the Applicable Law; and

(c) payment of any expenses (including without limitation attorney's fees, taxes (including any and all transfer taxes), stamp duties) incurred by the Pledgee or any person appointed by the Pledgee in exercising any of the Pledgee's rights hereunder and under the Loan Agreement.

3.2. The Obligations must be fulfilled in the manner, within the terms and in the amount set out in the Guarantee and the Loan Agreement.

ARTICLE  4.  PLEDGED  PROPERTY,  POSSESSION  AND  USE  OF  THE PLEDGED PROPERTY.

4.1  The pledged property hereunder is the Participatory Interest, as defined in
Article  1  above.

4.2 Except in the event that a levy of execution is sought against the Participatory Interest, the Participatory Interest shall remain in the Pledgor's possession and use.

4.3 The voting right as provided by Applicable Law in regard to the Participatory Interest shall be exercised by the Pledgor.

4.4 For so long as no Event of Default has occurred the Pledgee will hold all dividends, interest and other income deriving from and received by it in respect of the Participatory Interest for the account of the Pledgor and will pay such dividends, interest and other income to the Pledgor on request by the Pledgor.


ARTICLE  5.  VALUATION  AND  LOCATION  OF  PLEDGED  PROPERTY

5.1 In order to comply with the requirements of article 339 of the Russian Federation Civil Code, the value of the Participatory Interest is valued by the Parties in the amount of 7,705,079 (Seven Million Seven Hundred Five Thousand Seventy-Nine) US Dollars which is the equivalent of an amount in Rubles at the Central Bank of Russia exchange rate as of the date when a public auction is held. The Loan and other amounts payable under the Loan Agreement must be repaid to the Lender in arrears and in any event be repaid not later than 14th October 2011.

5.2. The Parties hereby acknowledge that (a) the value of the Participatory Interest may vary over time; (b) the Participatory Interest should secure in full the performance of the Obligations; and (c) in the event of the performance being levied against the Participatory Interest in accordance with the terms of this Agreement, the Pledgee shall be entitled to recover the full value of the Obligations and will not be restricted to the stated value of the Participatory Interest given in Article 5.1 above.

5.3. In order to comply with the requirements of article 339 of the Russian Federation Civil Code, the Participatory Interest is held by the Pledgee and the Participatory Interest is located in the Russian Federation.

ARTICLE  6.  REGISTRATION  OF  THE  PLEDGE

6.1. On the date of execution of this Agreement the Pledgor shall record the Pledge created under this Agreement in the register of pledges of the Pledgor and shall provide a certified extract of such entry to the Pledgee. The Pledgor shall maintain the register of pledges during the entire Security Period, and shall be obliged to provide immediate access of the Pledgee to the original of the register of pledges for its examination by the Pledgee.

ARTICLE  7.  COVENANTS  OF  THE  PLEDGOR

7.1  For  the  duration  of  the  Security Period, the Pledgor hereby covenants:

(a) to retain the Participatory Interest and title of ownership to the Participatory Interest unencumbered, except for Encumbrances established by the Pledge;

(b)  to  protect  the  Participatory  Interest from the claims of third parties;

(c) to notify the Pledgee of the submission by any third party of any claim of ownership or other rights to the Participatory Interest, of any claim to withdraw, arrest or seize the Participatory Interest, of any claim of any Encumbrance over the Participatory Interest, or of any other claim the satisfaction of which may give rise to a diminution of the value of, deterioration or on loss of the Pledgor's title to or control over the Participatory Interest; and

(d) to exercise the rights and obligations as the -ompany's sole participant in such a way that will not lead the Company to bankruptcy and
     (or) liquidation.

7.2 For the duration of the Security Period, the Pledgor covenants that it shall not, without the prior written consent of the Pledgee:

(a) create or permit to exist any subsequent Encumbrance over the Participatory Interest, including subsequent pledge; and

(b) sell, assign, transfer, or otherwise dispose in any manner all or any part of the Participatory Interest or enter into any agreement to sell or otherwise transfer such Participatory Interest or rights thereto, including voting rights, or enter into any agreement granting a right to purchase the Participatory Interest.

7.3. Prior to the entry into force of this Agreement the Pledgor shall obtain all approvals and authorisations required by the Applicable Law and the foundation documents of the Pledgor for the conclusion of the Agreement.

ARTICLE  8.  LEVY  OF  EXECUTION  OVER  THE  PLEDGED  PROPERTY

8.1 Upon the occurrence of any Event of Default, the Pledgee shall be entitled, without recourse to court, to levy execution over the Participatory Interest by written notification to the Pledgor pursuant to Article 13 below of its breach of the Obligations or any other obligation secured by the Pledge and provided by this Agreement and the Applicable Law which gives rise to the right to levy execution over the pledged property (a "GROUND FOR LEVY OF EXECUTION").

8.2 Notwithstanding the provision of Article 8.1 above, if the Ground for the Levy of Execution is triggered, the Pledgee shall be entitled, at its full discretion and at any time to initiate legal or arbitration proceedings for the purposes of levying execution over the pledged Participatory Interest.

8.3 In the event of the levy of execution over the pledged Participatory Interest without recourse to court, the Pledgee shall hold a public auction for the sale of the pledged Participatory Interest in accordance with the procedure set forth in Exhibit 3 /b hereto, and such auction may be held, at the full discretion of the Pledgee, either with or without recourse to court. The Pledgor shall render any support and assistance to the Pledgee if a public auction is held.

8.4 In the event execution is levied against the pledged Participatory Interest, the proceeds of any such sale at a public auction shall be applied, subject to the Applicable Law, in the following order of priority:

(a)  for  payment  of  all  expenses  incurred  by  the  Pledgee;

(b) for the discharge of the Obligations (less the expenses incurred by the Pledgee); and

(c) for payment of the surplus (if any) to the Pledgor or other person entitled to it pursuant to the Applicable Law.

8.5 The Obligations shall be deemed discharged by payment of the funds received from the sale of the pledged Participatory Interest from and upon crediting of the full amount of the Obligations to the account of the Pledgee or a person appointed by the Pledgee for that purpose.

ARTICLE  9.  WARRANTIES  AND  REPRESENTATIONS

9.1  The  Pledgor  represents  and  warrants  to  the  Pledgee  that:

(a) the Pledgor is a legal entity duly incorporated, registered and lawfully existing under the laws of the United Kingdom;

(b) the Pledgor and the representatives acting on its behalf have the requisite corporate and other powers and authority to execute, deliver and perform this Agreement, in which regard all the necessary corporate and other actions of the Pledgor have been taken to authorize the execution, delivery and performance of this Agreement. All consents, registrations, and authorizations required for the validity of this Agreement have been obtained and are in full force and effect, and this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms;

(c) the conclusion and performance of this Agreement: (i) do not contradict the Applicable Law; (ii) do not contradict the provisions of any agreement or other document to which the Pledgor is a party or by which it or any of its property is bound; (iii) do not contradict or violate any provision of the Pledgor's foundation documents;

(d) The Pledgor is the sole full-scope lawful owner of pledged Participatory Interest, which was not assigned, transferred, or pledged, or otherwise encumbered by the Pledgor in favour of anybody except the Pledgee, and the Pledge over the Participatory Interest hereunder is the sole existing Encumbrance thereon;

(e) the Participatory Interest in pledge may be pledged in accordance with Applicable Law;

(f) all information provided to the Pledgee in connection with the present Agreement is true, accurate, and complete;

(g) the Pledgor is not a party to any judicial or other proceedings against the pledged Participatory Interest and, as far as the Pledgor is aware, there are no such proceedings threatened against it; and

(h) no consent of any individual or entity and no authorization, approval or other action by, and no notice to or registration with, any government or other authority is required for (i) the grant by the Pledgor of the Pledge or for the execution, delivery or performance of the Agreement; (ii) for the maintenance of the Pledge; and (iii) for the exercise by the Pledgee of its rights and remedies (save as may be required under Russian law in order to transfer the Participatory Interest through recourse to a Ground for Levy of Execution hereunder).

9.2 The representations and warranties set forth in Article 9.1 above shall be effective upon and after entry into force of the Agreement shall remain in full effect, until all Obligations have been fulfilled in their entirety.

ARTICLE  10.  SEVERABILITY

10.1 If, as the result of a change in the Applicable Law or its interpretation by competent bodies, individual provisions of this Agreement become illegal or invalid, this shall not signify the illegality or invalidity of other provisions hereof and the Parties shall amend this Agreement accordingly.

ARTICLE  11.  AMENDMENTS

All amendments and supplements to this Agreement shall be valid only if executed in writing and signed by authorized representatives of the Parties.

ARTICLE  12.  ASSIGNMENT

The Pledgee shall have the right to assign all its rights under this Agreement to a third party together with the assignment to the same third party of its rights under the Loan Agreement and the claims therefrom against the Pledgor.

ARTICLE  13.  NOTIFICATIONS

13.1 All notifications hereunder shall be made in writing and transmitted by fax or delivered by courier. Any communication, demand, inquiry, or other information shall be considered transmitted or delivered upon its receipt by the addressee or, in the case of transmission by fax, upon receipt of an automatic confirmation of receipt.

13.2 Any communication, demand, inquiry, or other information relating to the Agreement shall be delivered to the following addresses or to such other addresses as the Parties may designate by notice:

TO  THE  PLEDGOR:

Attn:  Company  Secretary
Fax:  +44  (0)  20  7667  6471

TO  THE  PLEDGEE:


Attn:  Joel  McDonald
Fax:  +44  (0)  20  7429  6001

ARTICLE  14.  APPLICABLE  LAW  AND  DISPUTE  RESOLUTION

14.1 This Agreement shall be governed by and construed in accordance with the Applicable Law without giving effect to the conflict of laws rules.

14.2 Any dispute, controversy or claim arising out of or in connection with this Agreement, including those in regard to its performance, breach, termination or invalidity, shall be resolved by way of negotiations.

14.3 In case such dispute, controversy or claim are not resolved by way of negotiations within 30 days from the day of notification of one Party by the other Party, such dispute, controversy or claim shall be referred to the Arbitration Court of Moscow city in accordance with the Arbitral Procedural Code of the Russian Federation. The place of arbitration shall be Moscow, Russia, and the Russian language shall be used throughout the arbitral proceedings.

ARTICLE  15.  ENTRY  INTO  FORCE  AND  TERMINATION

This Agreement shall enter into force upon its execution and shall remain in force until full discharge of the Obligations as defined hereunder.

IN WITNESS WHEREOF, the Parties hereto, acting through their duly authorized representatives, have this Agreement signed in two (2) originals both in English and Russian (one (1) original for each Party), as of the date first above written. In the event of any discrepancies between the English and Russian texts, the English version shall prevail.


PLEDGOR                                  PLEDGEE

/s/ David Zaikin                        /s/ James Charles Pockney
-----------------------------------     -----------------------------------
SIGNATURE                               SIGNATURE

David Zaikin                            James Charles Pockney
-----------------------------------     -----------------------------------
NAME                                    NAME

Director                                Director
-----------------------------------     -----------------------------------
TITLE                                   TITLE

                                  EXHIBIT1(A).
                                  ------------

            PROCEDURE FOR RECOVERY AGAINST THE PARTICIPATORY INTEREST

1.1. Pursuant to Article 8.3. of the Agreement, the Participatory Interest or any of its part may be sold by the Pledgee's choice at public auction, in one or several sales, to be organized by the Pledgee in the manner prescribed by Applicable Law, (i) with an opening bid price of seventy-five percent (75%) of the value indicated in Article 5.1. of the Agreement, at the first public auction; and (ii) fifty percent (50%) of the value indicated in Article 5.1. of the Agreement, at the second public auction.

1.2. The Pledgee shall be entitled to take any of the following actions at its own discretion, either on its own or with the consent and participation of the Pledgor:

     1.2.1. (a) set the date, time and place of the public auction;

            (b) establish the procedure for conducting the public auction;

            (c) take  all  actions  necessary  to  conduct  the public auction, including but not limited to advertising as the Pledgee deems appropriate;

            (d) verify the  results of  the  public auctions and report them to the Pledgor and other interested parties;

            (e) engage  an  agent  to  assist  the  Pledgee in  exercising  the powers listed in items (a) through (d) above;

            (f) hire professional consultants, including appraisers, lawyers and accountants in connection with conducting the public auctions or exercising other rights of the Pledgee; and

            (g) incur  and pay  costs  and  expenses  to  hold auctions, as well as the costs and expenses incurred by the Pledgee's agents and consultants hired in accordance with items (e) and (f) above, as well as notary, registration, and other costs and expenses associated with the transfer of ownership of the Participatory Interest to a buyer or to the Pledgee.

1.2.2. The Pledgee shall not be entitled to open bidding to sell the Participatory Interest at a price lower than the starting price indicated in Article 1.1 of this Exhibit.

1.2.3. All costs and expenses of the Pledgee (including but not limited to all costs and expenses incurred in connection with the Pledge, the public auctions and transfer of ownership right to the Participatory Interest, shall be included in the amount of the Obligations.

1.2.4. All proceeds from the sale of the Participatory Interest shall be applied towards discharge of the Obligations.

1.2.5. The Pledgee shall be entitled, acting independently as the Pledgee on behalf of the Pledgor, to transfer to any buyer lawful right of ownership to the Participatory Interest, free and clear of any proprietary or other rights of the Pledgee or the Pledgor and to verify any buyer's payment of the purchase price, for which purpose the signature of an officer of the Pledgee shall suffice.

1.2.6. In the event that the fixed minimum opening bid is not met at the first public auction, or non-receipt by the Pledgee of the full purchase price for the Participatory Interest within three (3) Business Days following the date of the first public auction, the Pledgee shall have the right to:

     (i) purchase the Participatory Interest or its part for a price equal to the opening bid price and set-off its claims secured by the Pledge against the purchase price; and/or

     (ii) Organize a second public auction for the remaining Participatory Interest.

1.2.7. In the event that the fixed minimum opening bid is not met at the second public auction, or non-receipt by the Pledgee of the full purchase price for the Participatory Interest within three (3) Business Days following the date of the second public auction, the Pledgee shall have the right to retain the Participatory Interest with its valuation equal to the opening bid price set for the second public auction, less a discount of 10% (ten percent) and set-off its claims secured by the Pledge against such price.

1.2.8. Transfer of the Participatory Interest into possession of the buyer and (or) the Pledgee shall be reflected in the foundation documents of the Company by way of amending the charter and the foundation documents of the Company, if so required in accordance with the Applicable Law.





PLEDGOR                                  PLEDGEE

/s/ David Zaikin                        /s/ James Charles Pockney
-----------------------------------     -----------------------------------
SIGNATURE                               SIGNATURE

David Zaikin                            James Charles Pockney
-----------------------------------     -----------------------------------
NAME                                    NAME

Director                                Director
-----------------------------------     -----------------------------------
TITLE                                   TITLE